UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192
1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐	PPL Corporation

☐	PPL Electric Utilities Corporation

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 – Other Events

Item 8.01 Other Events

On June 11, 2018, PPL Electric Utilities Corporation (“PPL Electric”) entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters (the “Underwriters”), relating to the offering and sale by PPL Electric of $400 million of 4.15% First Mortgage Bonds due 2048 (the “Bonds”).

The Bonds were issued on June 14, 2018, under PPL Electric’s Indenture (the “2001 Indenture”), dated as of August 1, 2001, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 20 thereto (the “Supplemental Indenture”), dated as of June 1, 2018 (collectively, the “Indenture”). The Bonds will be secured by the lien of the Indenture, which creates a lien on substantially all of PPL Electric’s distribution properties and certain of its transmission properties, subject to certain exceptions and exclusions, as described therein.

The Bonds are due June 15, 2048, subject to early redemption. PPL Electric will use the net proceeds from the sale of the Bonds to repay short term indebtedness and for general corporate purposes.

The Bonds were offered and sold under PPL Electric’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-223142-04).

A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference. The Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(a) and 4(b), respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1(a)	Underwriting Agreement, dated June 11, 2018.

4(a)	Supplemental Indenture No. 20, dated as of June 1, 2018, of PPL Electric Utilities Corporation to The Bank of New York Mellon, as Trustee.

4(b)	Officer’s Certificate, dated June 14, 2018, pursuant to Section 201 and Section 301 of the Indenture.

5(a)	Opinion of Frederick C. Paine, Senior Counsel of PPL Services Corporation.

5(b)	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23(a)	Consent of Frederick C. Paine, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(a)).

23(b)	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of Exhibit 5(b)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger
Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers
Controller

Dated: June 14, 2018